UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 25, 2012

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

(205) 250-8700
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

On January 25, 2012, the Board of Trustees of Colonial Properties Trust (the “Company”) approved amendments to Article XII of the Company's Bylaws, effective immediately, to clarify certain provisions relating to persons entitled to indemnification and to make certain other non‑substantive conforming changes.

The foregoing amendments are reflected in the marked copy of the Company's Bylaws, as amended, filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the amendments is qualified in its entirety by reference to Exhibit 3.1.

Amended and Restated Partnership Agreement of CRLP

On January 25, 2012, the Board of Trustees of the Company, on behalf of the Company in its capacity as the general partner of Colonial Realty Limited Partnership (“CRLP”), approved the Fourth Amended and Restated Agreement of Limited Partnership of CRLP (the “Partnership Agreement”). The Partnership Agreement incorporates all prior amendments to the Third Amended and Restated Agreement of Limited Partnership of CRLP (the “Prior Partnership Agreement”), other than amendments relating solely to series of preferred units that are no longer outstanding, and made the following additional amendments in accordance with Section 14.1.B of the Prior Partnership Agreement:

•
Amended Article 1 and Sections 4.2, 4.4, 6.1 and 11.6, and deleted Exhibits G, H and I in their entirety, to remove references to series of preferred units that are no longer outstanding, including the Series A Preferred Units, Series B Preferred Units and Series 1998 Preferred Units;

•
Amended Sections 4.1, 11.4, 12.2, 12.3 and 15.1 and the applicable definitions in Article 1 and added a new Section 14.1.E to provide that the limited partner information will be maintained in the books and records of CRLP, rather than an exhibit to the Partnership Agreement;

•
Amended Article 1 and Section 7.7, and deleted Exhibit D (Value of Contributed Property) and Exhibit F (Guaranteed Debt Not Subject to Indemnity) in their entirety, to provide that the information included in the prior exhibits will be maintained in the books and records of CRLP; and

•	Made certain other non‑substantive conforming changes in Article 1.

The Company, as general partner of CRLP and as attorney-in-fact for the limited partners of CRLP, executed the Partnership Agreement on January 27, 2012.

A copy of the Partnership Agreement is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Partnership Agreement is qualified in its entirety by reference to Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

3.1	Colonial Properties Trust Bylaws, as amended

3.2	Fourth Amended and Restated Agreement of Limited Partnership of Colonial Realty Limited Partnership, dated as of January 27, 2012

* * *
This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of the Company and CRLP to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8‑K may apply to the Company only, CRLP only or both the Company and CRLP, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: January 31, 2012	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer
and Corporate Secretary

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

Date: January 31, 2012	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit Description

3.1	Colonial Properties Trust Bylaws, as amended

3.2	Fourth Amended and Restated Agreement of Limited Partnership of Colonial Realty Limited Partnership, dated as of January 27, 2012